Exhibit 10.5

BACKUP SERVICING AGREEMENT
CARVANA AUTO RECEIVABLES TRUST 2026-P3,
as Issuing Entity
and
CARVANA AUTO RECEIVABLES GRANTOR TRUST 2026-P3,
as Grantor Trust
and
BRIDGECREST CREDIT COMPANY, LLC,
as Servicer
and
VERVENT INC.
as Backup Servicer
_____________________________

Dated as of August 25, 2026

TABLE OF CONTENTS

Page

1	DEFINITIONS	1
2	APPOINTMENT	2
3	DUTIES OF THE BACKUP SERVICER	2
4	THE BACKUP SERVICER’S FEES	3
5	CONSULTATION REQUIREMENTS	4
6	ACCESS TO RECORDS	4
7	REPRESENTATIONS AND WARRANTIES	4
8	INDEMNITY	5
9	LIMITATION OF LIABILITY	6
10	RESIGNATION AND REMOVAL	8
11	TERMINATION	8
12	CONFIDENTIAL INFORMATION	9
13	COUNTERPARTS; ELECTRONIC SIGNATURES	10
14	GOVERNING LAW	10
15	SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL	10
16	NOTICES	11
17	FURTHER ASSURANCES	11
18	ASSIGNMENT	11
19	AMENDMENT	11
20	THIRD PARTY BENEFICIARIES	13
21	NONPETITION COVENANT	13
22	CONCERNING THE TRUSTEE AND TRUST OBLIGATIONS	13
23	RECOURSE AGAINST CERTAIN PARTIES	14
24	INFORMATION TO BE PROVIDED BY THE BACKUP SERVICER	14
25	SURVIVAL	16
26	ENTIRE AGREEMENT	16
27	HEADINGS	16
28	CUMULATIVE REMEDIES	16
29	WAIVERS	16
30	SEVERABILITY OF PROVISIONS	16

EXHIBIT A    INFORMATION TO BE CONFIRMED BY THE BACKUP SERVICER
EXHIBIT B    BACKUP SERVICER COMPENSATION

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CRVNA 2026-P3
Backup Servicing Agreement

BACKUP SERVICING AGREEMENT
This BACKUP SERVICING AGREEMENT, dated as of August 25, 2026 (this “Agreement”), is entered into by and among CARVANA AUTO RECEIVABLES TRUST 2026-P3, in its capacity as a client (the “Issuing Entity”), CARVANA AUTO RECEIVABLES GRANTOR TRUST 2026-P3, in its capacity as a client (the “Grantor Trust”, together with the Issuing Entity, the “Clients,” and each individually, a “Client”), BRIDGECREST CREDIT COMPANY, LLC, an Arizona limited liability company, in its capacity as servicer (the “Servicer”), and VERVENT INC., a Delaware corporation (the “Backup Servicer”).
WHEREAS, the Issuing Entity owns 100% of the beneficial interests in the Grantor Trust and the Grantor Trust owns a portfolio of automobile retail installment contracts (the “Receivables”) and such Receivables are serviced by the Servicer (the “Serviced Receivables”);
WHEREAS, the Grantor Trust has pledged the Receivables, and the Issuing Entity has pledged the Grantor Trust Certificate, each pursuant to the Indenture, dated as of the date hereof (the “Indenture”), among the Issuing Entity, the Grantor Trust and Computershare Trust Company, National Association, as indenture trustee (the “Indenture Trustee”), as collateral securing among other things, the Notes issued thereunder (the “Obligations”);
WHEREAS, the Backup Servicer is engaged in the business of primary and backup servicing of leases, loans and other financial transactions;
WHEREAS, each Client and the Servicer desire that the Backup Servicer perform certain backup servicing duties in accordance with the terms of this Agreement, and assume the role of Successor Servicer (as defined below) if the Servicer is terminated under the Servicing Agreement, dated as of the date hereof (the “Servicing Agreement”), among the Issuing Entity, the Grantor Trust, the Servicer, the Indenture Trustee, and the Backup Servicer; and
WHEREAS, the Backup Servicer is willing to perform the backup servicing duties specified herein and to assume the role of Successor Servicer if so appointed under the terms of the Servicing Agreement pursuant to the conditions described therein and herein.
NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Client, the Servicer and the Backup Servicer hereby agree as follows:
1.    Definitions. All capitalized terms not otherwise defined herein shall have the meanings set forth in Part I of Appendix A to the Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement”), among Carvana, LLC as the seller and Carvana Receivables Depositor LLC as the purchaser. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

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2.    Appointment.
(a)    Each Client, the Backup Servicer and the Servicer hereby agree that any time during the period beginning on the date hereof and ending on the date on which this Agreement is terminated (such period, the “Appointment Period”), following the termination or resignation of the Servicer as the Servicer under the Servicing Agreement, the Backup Servicer shall be appointed as the successor servicer (the “Successor Servicer”). Within 30 days of receipt of notice from the Indenture Trustee (the “Appointment Effective Date”) that, pursuant to Section 5.1 of the Servicing Agreement, the Servicer has been terminated under the Servicing Agreement, or the Servicer has resigned under the Servicing Agreement, the Backup Servicer shall assume the duties and rights of the Servicer under the Servicing Agreement, subject to the Servicing Agreement Exceptions (as defined below).
(b)    The Backup Servicer hereby agrees that in the event that the Backup Servicer becomes a Successor Servicer during the Appointment Period, (i) the Backup Servicer shall be ready, willing and able to assume, and shall assume, the Servicer’s responsibilities under the Servicing Agreement, (ii) the Backup Servicer shall be entitled to receive the Servicing Fee and reimbursement for any unpaid indemnity amounts and any unpaid transition expenses incurred by it in connection with the transfer of servicing to the Backup Servicer (including any boarding fees or other expenses payable to the Backup Servicer), in each case, solely as set forth in the Indenture and (iii) all fees set forth herein, including the Backup Servicing Fee, shall no longer be payable to the Backup Servicer. Upon the Backup Servicer’s appointment as Successor Servicer, the Backup Servicer shall be entitled to receive a one-time servicing transfer fee not to exceed $150,000 in the aggregate.
(c)    Notwithstanding anything to the contrary in this Agreement, the Backup Servicer shall not be obliged to assume the duties and rights of the Servicer under the Servicing Agreement if the Servicer has failed to perform its obligation under Section 3(b) with respect to the calendar month prior to the Backup Servicer’s appointment as Successor Servicer.
(d)    The “Servicing Agreement Exceptions” shall be: The Customary Servicing Practices shall be the then current collection policies of the Backup Servicer for servicing automobile retail installment contracts similar to the Receivables.
3.    Duties of the Backup Servicer.
(a)    In furtherance of its undertaking in Section 2 above, from and after the date hereof until the Appointment Effective Date, the Backup Servicer agrees to perform the Backup Servicer functions as set forth in this Section 3. On and after the Appointment Effective Date, the Backup Servicer, as Successor Servicer, shall serve as “Servicer” under the Servicing Agreement.

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(b)    On or before 10 a.m. Pacific Time three Business Days following the end of each calendar month, the Servicer shall transfer to the Backup Servicer a detailed master file in computer readable format as reasonably agreed to by the Servicer and the Backup Servicer (the “Monthly Master File”) for the Serviced Receivables as of the last day of the preceding calendar month, and the Backup Servicer shall maintain and store such master file on a secure FTP site.
(c)    Within five (5) business days of receipt of the Monthly Master File, the Backup Servicer shall load the information from the Monthly Master File into the Backup Servicer’s data system and provide each Client and the Indenture Trustee with a certificate stating that the Monthly Master File has been received, is in an acceptable format and the Backup Servicer is able to begin servicing of the Serviced Receivables within 30 days of receipt of the Monthly Master File.
(d)    The Backup Servicer shall receive and review the Servicer’s Certificate related to such Monthly Master File. The Backup Servicer shall verify the information set forth on Exhibit A hereto, to the extent such information is contained in the Monthly Master File. The verification shall compare the information on the Servicer’s Certificate to the information on the Backup Servicer’s data system using the Monthly Master File.
(e)    Within five (5) business days of receipt of the Monthly Master File, the Backup Servicer will deliver to the Servicer, the Indenture Trustee and each Client a notice either (i) certifying that it has confirmed the accuracy of the information specified in Exhibit A hereto in the Servicer’s Certificate related to such Monthly Master File, as described above, or (ii) describing any discrepancies discovered in the information specified in Exhibit A hereto contained in the Servicer’s Certificate related to such Monthly Master File.
(f)    The Servicer agrees to provide the Backup Servicer with any information that the Servicer has in its possession (or is able to obtain without undue effort or expense) the Backup Servicer may reasonably request that is necessary to perform its obligations hereunder.
(g)    The Servicer agrees that no information shall be transferred to the Backup Servicer that would be restricted under the “Payment Card Industry Data Security Standard.”
(h)    Except as provided herein, the Backup Servicer shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer and shall have no liability for any action taken or omitted by the Servicer.
4.    The Backup Servicer’s Fees. In connection with this Agreement, the Issuing Entity shall pay the Backup Servicer the fees set forth in Exhibit B attached hereto in accordance with Section 2.7 of the Indenture.

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5.    Consultation Requirements. The Servicer shall consult fully with the Backup Servicer as may be reasonably necessary from time to time for the Backup Servicer to perform or carry out its obligations hereunder.
6.    Access to Records.
(a)    The Backup Servicer shall afford to the Issuing Entity, the Grantor Trust, the Indenture Trustee and the Servicer and their respective employees, accountants and counsel, reasonable access at reasonable times during normal business hours to books, records, documents and other information concerning the conduct and performance of the Backup Servicer of its obligations hereunder.
(b)    The Servicer shall afford access to the Backup Servicer to visit the personnel, offices and property of the Servicer or any of its Affiliate delegatees, for the purposes of examining books, records, documents and other information in possession or under control of the Servicer or any of its Affiliate delegatees relating to the Receivables and other related property. Additionally, the Backup Servicer may visit the Servicer to discuss any changes in its Customary Servicing Practices on an annual basis. Such visits may only be made upon reasonable request and during normal business hours and in accordance with Applicable Law prohibiting disclosure of information regarding the Obligors.
7.    Representations and Warranties. The Backup Servicer hereby makes the following representations, warranties and covenants as of the date hereof:
(a)    Organization and Good Standing. It is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. It has all licenses, permits and authorizations necessary to transact the business in which it is presently engaged and that are required to perform its services hereunder.
(b)    Due Qualification. It is duly qualified to do business and, where necessary, is in good standing as a foreign corporation (or is exempt from such requirements), except where the failure to so qualify or obtain such approvals would not have a material adverse effect on its ability to perform its obligations under this Agreement.
(c)    Due Authorization. It has duly authorized, by all necessary action on its part, the execution and delivery of this Agreement and the consummation of the transactions provided for or contemplated by this Agreement.
(d)    No Conflict. Its execution and delivery of this Agreement, its performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to it will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it or its properties are bound.

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(e)    No Violation. Its execution and delivery of this Agreement, its performance of the transactions contemplated by this Agreement and its fulfillment of the terms hereof applicable to it (i) will not conflict with or violate the organizational documents of the Backup Servicer, (ii) will not conflict with or constitute a default under any applicable provision in any material agreement, contract or other instrument to which the Backup Servicer is a party or by which the Backup Servicer or its properties are bound, and (iii) will not conflict with or violate any law, judgment or governmental rule, regulation or order applicable to it.
(f)    No Proceedings. There are no proceedings pending or, to the best of its knowledge, threatened or investigations pending or threatened against it before or by any governmental authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in its reasonable judgment, would materially and adversely affect its performance of its obligations under this Agreement or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.
(g)    All Consents Required. All material authorizations, consents, orders, approvals or other actions of any governmental authority required to be obtained or effected by it in connection with its execution and delivery of this Agreement, its performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to it have been duly obtained or effected and are in full force and effect.
(h)    Enforceability. This Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect affecting the enforcement of creditors’ rights and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).
8.    Indemnity.
(a)    The Issuing Entity agrees to defend, indemnify and hold the Backup Servicer and any officers, managers, members, employees or agents of the Backup Servicer harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees, and expenses (collectively, “Losses”) that the Backup Servicer may sustain under this Agreement in connection with claims asserted at any time by third parties against the Backup Servicer arising out of this Agreement (but not, for the avoidance of doubt, from any Losses after its appointment as the Successor Servicer that arise out of such appointment or with respect to its duties as Successor Servicer except as set forth in the Servicing Agreement), unless such Losses are the result of (i) the breach of this Agreement or any other Transaction Document by the Backup Servicer, (ii) the Backup Servicer’s failure to comply with requirements of applicable federal, state and local laws and regulations, in performing its duties as the

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Backup Servicer hereunder, (iii) the gross negligence, bad faith or willful misconduct of the Backup Servicer or (iv) any failure of the representations and warranties made by the Backup Servicer hereunder or, in connection herewith to be true and correct in all material respects when made; provided that such indemnities shall only be payable pursuant to Section 2.7 of the Indenture. The indemnities in this Section 8 shall include reasonable and documented attorneys’ fees and expenses of external counsel in connection with the successful enforcement of their indemnification rights hereunder and shall survive the termination of this Agreement or the removal or resignation of the Backup Servicer.
(b)    The Backup Servicer agrees to defend, indemnify and hold each of the Issuing Entity, the Owner Trustee, the Grantor Trust, the Grantor Trust Trustee, the Indenture Trustee and the Servicer and their respective shareholders, members, managers, directors, affiliates, assignees, agents, and employees harmless from and against any and all Losses directly arising from (i) the Backup Servicer’s gross negligence, bad faith or willful misconduct, (ii) the Backup Servicer’s material breach of this Agreement (including any failure of the representations and warranties made by the Backup Servicer hereunder or in connection herewith or any other Transaction Document, to be true and correct in all material respects), (iii) the Backup Servicer’s failure to comply with requirements of applicable federal, state and local laws and regulations or its standard operating procedures in performing its duties hereunder or (iv) any action or omission by the Backup Servicer that compromises the confidentiality or security of Confidential Information (as defined in Section 12). Such indemnification shall include reasonable and documented legal fees and expenses of external counsel in connection with the successful enforcement of their indemnification rights hereunder and shall survive the termination or assignment of this Agreement and the resignation or removal of any indemnified party.
9.    Limitation of Liability.
(a)    In conjunction with the Backup Servicer’s obligations hereunder, the Backup Servicer is authorized to accept and rely on all the accounting, records and work of the Servicer, and the Backup Servicer shall have no duty, responsibility, obligation, or liability for the acts or omissions of the Servicer. The degree of examination of such accounting, records, and work which the Backup Servicer deems necessary to complete any conversion and portfolio transfer in connection with the Backup Servicer becoming a Successor Servicer shall not be construed as a representation by the Backup Servicer of the accuracy of such accounting, records, and work.
(b)    Neither the Backup Servicer nor any of its members, managers, officers, employees or agents will be under any liability to the Servicer, the Issuing Entity, the Indenture Trustee or the Grantor Trust or any other Person for any action taken or for refraining from the taking of any action in the capacity as Backup Servicer under this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision does not protect the Backup Servicer or any such Person against any liability that would otherwise be imposed by reason of (i) the gross

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negligence, bad faith or willful misconduct of the Backup Servicer, (ii) the breach of this Agreement or any other Transaction Document by the Backup Servicer, (iii) any failure of the representations and warranties made by the Backup Servicer hereunder or under any other Transaction Document or in connection herewith or therewith to be true and correct when made, (iv) the failure of the Backup Servicer or such Person to comply with requirements of applicable federal, state and local laws and regulations or its standard operating procedures in performing its duties hereunder or (v) any action or omission by the Backup Servicer or such Person that compromises the confidentiality or security of Confidential Information. the Backup Servicer and any of its members, managers, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.
(c)    The Backup Servicer will have no responsibility and will not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement to the extent such failure, error, malfunction or delay results from the Backup Servicer acting in accordance with information prepared or supplied by any Person other than the Backup Servicer or the failure of any such other Person to prepare or provide such information. In the event the Backup Servicer becomes aware of errors, which in the opinion of the Backup Servicer, impairs its ability to perform its services hereunder, the Backup Servicer shall immediately notify the Servicer of such errors. The Backup Servicer will have no responsibility, will not be in default and will incur no liability for (i) any act or failure to act of any third party, including the Servicer, (ii) any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party, (iii) the invalidity or unenforceability of any Serviced Receivable under applicable law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Serviced Receivable, or (v) the acts or omissions of any successor the Backup Servicer, in each case, except to the extent arising out of the gross negligence of, willful misconduct of, or breach of this Agreement by the Backup Servicer. Except for the obligations undertaken by the Backup Servicer in this Agreement, the Backup Servicer will have no obligation to take any action, or to perform any of the duties of the Servicer until such time as the Backup Servicer has become the Successor Servicer.
(d)    The Backup Servicer offers no representations concerning, and shall have no liability hereunder with respect to, the collectability, enforceability or other characteristics of the Serviced Receivables. The Backup Servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure, error, malfunction or delay results from the Backup Servicer acting in accordance with applicable laws, regulations or rules or from acts of God, war or terrorism, insurrection, strikes, stoppages of labor, power or equipment failure or malfunction (including that of any common carrier or transmission line), loss or malfunction of communications or computer (hardware or software) services, emergency conditions, tornado, flood, fire, earthquake or similar event, adverse weather conditions

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or any other factor, medium, instrumentality or any cause or circumstances, directly or indirectly, where such cause or circumstance is beyond the Backup Servicer’s control or for information prepared or supplied by a Person other than the Backup Servicer as contemplated hereunder or the failure of any such Person to prepare or provide such information.
(e)    EXCEPT AS EXPRESSLY SET FORTH HEREIN, THERE ARE NO WARRANTIES MADE BY THE BACKUP SERVICER, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL THE ISSUING ENTITY, THE GRANTOR TRUST, THE BACKUP SERVICER OR THE SERVICER BE LIABLE FOR ANY CONSEQUENTIAL, PUNITIVE, INCIDENTAL OR SPECIAL DAMAGES INCLUDING, BUT NOT LIMITED TO DAMAGES FOR LOSS OF CURRENCY, FUNDS, DATA, PROFITS OR GOODWILL, REGARDLESS OF WHETHER THE ISSUING ENTITY, THE GRANTOR TRUST, THE BACKUP SERVICER OR THE SERVICER HAS BEEN ADVISED OF THE LIKELIHOOD OF SUCH LOSS OR DAMAGE AND REGARDLESS OF THE FORM OF ACTION.
10.    Resignation and Removal. Vervent Inc. may not resign as Backup Servicer except upon a determination that by reason of a change in applicable law the performance of its obligations as Backup Servicer under this Agreement is no longer permissible under Applicable Law in a manner which would result in a material adverse effect on the Backup Servicer, and the Indenture Trustee, at the direction of the majority of the Holders of the Notes of the Controlling Class, does not (a) elect to waive the obligations of the Backup Servicer to perform the duties that render it legally unable to act or (b) allow the Backup Servicer to delegate those duties to another Person. Any determination permitting the resignation of the Backup Servicer must be in the reasonable determination of the Backup Servicer and shall be accompanied by an Opinion of Counsel, by outside counsel reasonably acceptable to each Client, as to the Applicable Law that would be violated, delivered to each Client and the Indenture Trustee. No resignation or removal of Vervent Inc. as the Backup Servicer shall relieve Vervent Inc. of any liability to which it has previously become subject as the Backup Servicer under this Agreement.
11.    Termination.
(a)    This Agreement may be terminated by the Indenture Trustee, at the direction of the majority of the Holders of the Notes of the Controlling Class, upon the occurrence of any of the following conditions and following one hundred twenty (120) days’ notice to the Backup Servicer and the Rating Agencies:
(i)    The Backup Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

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(ii)    The Backup Servicer commits a material breach of this Agreement (including any failure of the representations and warranties made by the Backup Servicer hereunder or in connection with any other Transaction Document, to be true and correct in all material respects) which has not been cured within sixty (60) days of the Indenture Trustee’s written notice of said breach, acting at the direction of the majority of the Holders of the Notes of the Controlling Class.
(b)    This Agreement will be automatically and immediately terminated upon the occurrence of any of the following conditions:
(i)    The P&I Notes and the Certificates have been paid in full; or
(ii)    The Backup Servicer becomes the Successor Servicer pursuant to Section 2; or
(iii)    The entry with respect to the Backup Servicer of a decree or order for relief by a court or agency or supervisory authority having jurisdiction under any present or future federal or state bankruptcy, insolvency or similar law; or
(iv)    A conservator, receiver or liquidator is appointed with respect to the Backup Servicer in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings.
12.    Confidential Information. The Backup Servicer will preserve the confidentiality of any non-public information obtained by it in connection with its performance of its responsibilities hereunder, which shall include any information concerning the Serviced Receivables or the customers, trade secrets, methods, processes or procedures, or financial or business information of the other Parties or the terms of the Transaction Documents or the parties thereto (“Confidential Information”); provided, however, that nothing herein shall prevent the Backup Servicer from disclosing such information to (a) the Backup Servicer’s managers, officers, members, employees, agents, subservicers and professional consultants in connection with the Backup Servicer’s obligations under this Agreement; provided that such Persons are obligated by contractual or professional obligations to maintain the confidentiality of such Confidential Information, (b) any federal or state regulatory agency having jurisdiction over the Backup Servicer, provided that the information provided is responsive to any legally enforceable request for such information, (c) any federal or state regulatory agency or governmental authority to which such disclosure is required (i) to effect compliance with any law, rule, regulation or order applicable to the Backup Servicer, (ii) in response to any subpoena or legal process, (iii) in connection with any litigation or adversary proceedings to which the Backup Servicer or any other party hereto is a party, or (iv) as required to execute and administer this Agreement or (d) to the extent such information becomes public through no act or fault of the Backup Servicer. In the case of any disclosure permitted by clause (b) or (c), the Backup Servicer shall use commercially reasonable efforts to (A) provide the Servicer, each Client and the Indenture Trustee with advance notice of any such disclosure and (B) cooperate with the Servicer, each Client and the Indenture Trustee in limiting the extent or effect of any such disclosure. To the extent that any information provided to the Backup Servicer in connection with this Agreement

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meets the definition of “non-public personal information” as that term is defined in Title V of the GLB Act and/or is subject to protection under any federal or state statute, rule, regulation or guideline relating to privacy (including, but not limited to, the GLB Act and each federal or state rule, regulation or guideline implementing requirement of that statute) (“NPI Rules”), the Backup Servicer shall treat such information as confidential in accordance with the terms of the GLB Act and the NPI Rules. The Backup Servicer hereby represents and warrants that it maintains an information security program that is reasonable and in compliance with Applicable Law. This Section 12 shall survive the termination of this Agreement or the removal or resignation of the Backup Servicer.
13.    Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts. Each counterpart will be an original and all counterparts will together be one document. Delivery of an executed counterpart of this Agreement by email or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (a) an original manual signature, (b) a faxed, scanned, or photocopied manual signature, or (c) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.
14.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
15.    Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:
(a)    submits for itself and its property in any Proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive

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general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;
(b)    consents that any such Proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 16 of this Agreement;
(d)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
(e)    to the extent permitted by applicable law, waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.
16.    Notices. All demands, notices, and communications upon or to the parties or the Rating Agencies under this Agreement shall be delivered as specified in Part III of Appendix A to the Receivables Purchase Agreement.
17.    Further Assurances. Each Client, the Servicer and the Backup Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other parties hereto in order to effect more fully the purposes of this Agreement.
18.    Assignment. Notwithstanding anything to the contrary contained herein, this Agreement, or any rights or obligations hereunder, shall not be assigned by any party hereto without the prior written consent of the other parties hereto and the Indenture Trustee. Notwithstanding the foregoing, the parties hereto consent to the pledge and assignment by each Client to the Indenture Trustee of each such Client’s rights under this Agreement.
19.    Amendment.
(a)    Any term or provision of this Agreement may be amended, waived, supplemented or modified by each Client, the Servicer and the Backup Servicer without the consent of any of the Indenture Trustee, the Owner Trustee, the Grantor Trust Trustee, the Noteholders, the Certificateholders or any other Person subject to the satisfaction of one of the following conditions:

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(i)    the Administrator delivers an Opinion of Counsel or an Officer’s Certificate to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders or the Unaffiliated Certificateholders; or
(ii)    the Rating Agency Condition is satisfied with respect to such amendment and the Administrator notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment; or
(iii)    to cure any ambiguity, correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Transaction Document or with any description thereof in the Prospectus, the Class N Notes Confidential Offering Memorandum or the Certificate Private Placement Memorandum, or add to the covenants, restrictions or obligations of the Backup Servicer.
(b)    This Agreement may also be amended, waived, supplemented or modified from time to time by the parties hereto with the consent of the Requisite Noteholders as of the close of business on the preceding Distribution Date, or if the aggregate Outstanding Amount of the P&I Notes (other than the Class N Notes) has been reduced to zero, the Majority Certificateholders (which consent, whether given pursuant to this Section 19(b) or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Notes or Certificates and of any Notes or Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon any Notes or Certificates) for the purpose of adding any provisions to, or changing in any manner or eliminating any of, the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders.
(c)    It will not be necessary for the consent of Noteholders or Certificateholders pursuant to Section 19(b) to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders will be subject to such reasonable requirements as the Indenture Trustee and Owner Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.
(d)    Prior to the execution of any amendment or consent pursuant to Section 19(b), the Administrator shall provide written notification of the substance of such amendment or consent to each Rating Agency; and promptly after the execution of any such amendment, the Administrator shall furnish a copy of such amendment to each Rating Agency, the Grantor Trust Trustee, the Owner Trustee and the Indenture Trustee; provided, that no amendment pursuant to this Section 19 shall be effective which materially and adversely affects the rights, privileges, indemnities, protections or duties

CRVNA 2026-P3
Backup Servicing Agreement

of the Indenture Trustee, the Owner Trustee or the Grantor Trust Trustee without the prior written consent of such Person.
(e)    Notwithstanding anything to the contrary herein, prior to the execution of any amendment to this Agreement, an Opinion of Counsel shall be delivered to the Grantor Trust Trustee and the Owner Trustee to the effect that such amendment would not cause the Grantor Trust to fail to qualify as a grantor trust for United States federal income tax purposes.
20.    Third Party Beneficiaries. Each of the parties hereto hereby agrees that each of the Indenture Trustee under the Indenture, the Owner Trustee under the Trust Agreement and the Grantor Trust Trustee under the Grantor Trust Agreement shall be an express third party beneficiary to this Agreement and entitled to enforce directly this Agreement, in each case as if each of the Indenture Trustee, the Owner Trustee and the Grantor Trust Trustee were a party hereto.
21.    Nonpetition Covenant. The Backup Servicer hereby agrees that it will not institute against the Issuing Entity or the Grantor Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy law, including the Bankruptcy Code, prior to the date which is the later of (i) one (1) year and one (1) day since the last day on which the aggregate Outstanding Amount of the P&I Notes was reduced to zero and (ii) one (1) year and (1) day since the final distribution with respect to the Certificates. The Backup Servicer agrees that damages will not be an adequate remedy for breach of this covenant and that this covenant may be specifically enforced by the Issuing Entity, the Grantor Trust, the Servicer or the Indenture Trustee acting at the direction of the majority of the Holders of the Notes of the Controlling Class. This Section 21 shall survive termination of this Agreement.
22.    Concerning the Trustee and Trust Obligations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by BNY Mellon Trust of Delaware (“BNY Delaware”), not individually or personally but solely as Owner Trustee of the Issuing Entity and Grantor Trust Trustee of the Grantor Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of each Client is made and intended not as personal representations, undertakings and agreements by BNY Delaware but is made and intended for the purpose of binding only such Client, (c) nothing herein contained shall be construed as creating any liability on BNY Delaware, individually or personally, to perform any covenant either expressed or implied contained herein of the Issuing Entity or the Grantor Trust, respectively, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) BNY Delaware has made no investigation as to the accuracy or completeness of any representations and warranties made by each Client in this Agreement and (e) under no circumstances shall BNY Delaware be personally liable for the payment of any indebtedness or expenses of each Client or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by each Client under this Agreement.

CRVNA 2026-P3
Backup Servicing Agreement

23.    Recourse against Certain Parties. Notwithstanding anything in this Agreement to the contrary, all amounts owed by the Issuing Entity or the Grantor Trust on, under or in respect of its obligations and liabilities under this Agreement shall be recoverable only from and to the extent of the Collateral and upon final realization of collections thereon and in accordance with Section 2.7 of the Indenture, the Issuing Entity and the Grantor Trust shall have no further liability and all claims in respect of the amounts owed but still unpaid shall be extinguished.
24.    Information to be Provided by the Backup Servicer.
(a)    The Backup Servicer agrees to cooperate in good faith with any reasonable request by the Depositor for information regarding the Backup Servicer which is required in order to enable the Depositor to comply with the provisions of Items 1104(e), 1117, 1119 and 1121(c) of Regulation AB and Rule 15Ga-1 under the Exchange Act as it relates to the Backup Servicer or to the Backup Servicer’s obligations under this Agreement; provided that with respect to Rule 15Ga-1, and Items 1121(c) and 1104(e) of Regulation AB, the Backup Servicer shall not be deemed a “securitizer” under Regulation AB or under the Exchange Act.
(b)    Except to the extent disclosed by the Backup Servicer in subsection (c) or (d) below, the Backup Servicer shall be deemed to have represented to the Depositor on the first day of each Collection Period with respect to the prior Collection Period that to the best of its knowledge there were no legal or governmental proceedings pending (or known to be contemplated) against Vervent Inc. or any property of Vervent Inc. that would be material to any Noteholder or, to the extent that the Certificates are registered under the Securities Act for public sale, any holder of such Certificates.
(c)    The Backup Servicer shall, as promptly as practicable following notice to or discovery by the Backup Servicer of any changes to any information regarding the Backup Servicer as is required for the purpose of compliance with Item 1117 of Regulation AB, provide to the Depositor, in writing, such updated information.
(d)    The Backup Servicer shall deliver to the Depositor on or before March 1 (or, if such date is not a Business Day, the next succeeding Business Day) of each year, beginning with March 1, 2027, a report of a representative of the Backup Servicer with respect to the immediately preceding calendar year certifying, on behalf of the Backup Servicer, that except to the extent otherwise disclosed in writing to Depositor, to the best of his or her knowledge there were no legal or governmental proceedings pending (or known to be contemplated) against Vervent Inc. or any property of Vervent Inc. that would be material to any Noteholder or, to the extent that the Certificates are registered under the Securities Act for public sale, any holder of such Certificates.
(e)    The Backup Servicer shall deliver to the Depositor on or before March 1 (or, if such date is not a Business Day, the next succeeding Business Day) of each year, beginning with March 1, 2027, a report of a representative of the Backup Servicer with respect to the immediately preceding calendar year providing to the Depositor such information regarding the Backup Servicer as is required for the purpose of compliance

CRVNA 2026-P3
Backup Servicing Agreement

with Item 1119 of Regulation AB. Such information shall include, at a minimum, a description of any affiliation between the Backup Servicer and any of the following parties to this securitization transaction, as such parties are identified to the Backup Servicer by the Depositor in writing in advance of this securitization transaction:
(i)    the Depositor;
(ii)    Carvana, LLC, as sponsor;
(iii)    the Issuing Entity;
(iv)    the Grantor Trust;
(v)    the Servicer;
(vi)    the Collateral Custodian;
(vii)    the Indenture Trustee;
(viii)    the Owner Trustee;
(ix)    the Grantor Trust Trustee;
(x)    the Asset Representations Reviewer; and
(xi)    any other material transaction party.
(f)    In connection with the parties listed in clauses (i) through (xi) of Section 24(e), the Backup Servicer shall include a description of whether there is, and if so, the general character of, any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm’s length transaction with an unrelated third party, apart from this securitization transaction, that currently exists or that existed during the past two years and that is material to an investor’s understanding of the asset backed securities issued in this securitization transaction.
(g)    The Backup Servicer shall provide the Depositor with notification, as soon as practicable and in any event within five (5) Business Days, of all demands delivered to a Responsible Officer of the Backup Servicer for the repurchase or replacement of any Receivable pursuant to any Transaction Document. Subject to this Section 24, the Backup Servicer shall have no obligation to take any other action with respect to any demand. In no event shall the Backup Servicer have (i) any responsibility or liability in connection with any filing to be made by a securitizer under the Exchange Act or Regulation AB or (ii) any duty or obligation to undertake any investigation or inquiry related to repurchase activity or otherwise to assume any additional duties or responsibilities except as expressly set forth in this Section 24.

CRVNA 2026-P3
Backup Servicing Agreement

(h)    To the extent applicable, the Backup Servicer shall comply with and provide, on or before March 1 (or, if such date is not a Business Day, the next succeeding Business Day) of each year, the assessments and certificates as required under Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB under the Securities Act.
25.    Survival. All representations, warranties, covenants, indemnities and other provisions made by the Backup Servicer herein or in connection herewith shall be considered to have been relied upon by the Issuing Entity, and shall survive the execution and delivery of this Agreement. The terms of Section 21 shall survive the termination of this Agreement.
26.    Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.
27.    Headings. The article and section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.
28.    Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
29.    Waivers. No failure or delay on the part of the Backup Servicer, the Servicer, the Issuing Entity, the Grantor Trust, the Noteholders, the Certificateholders, or the Indenture Trustee in exercising any power or right hereunder (to the extent such Person has any power or right hereunder) shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any party hereto in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any party hereto under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.
30.    Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.
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CRVNA 2026-P3
Backup Servicing Agreement

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Backup Servicing Agreement as of the date first written above.
CARVANA AUTO RECEIVABLES TRUST 2026-P3

By:    BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Owner Trustee

By:    /s/ Dawn Plows__________________
Name:    Dawn Plows
Title:    Associate

CARVANA AUTO RECEIVABLES GRANTOR TRUST 2026-P3

By:    BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Grantor Trust Trustee

By:    /s/ Dawn Plows_________________
Name:    Dawn Plows
Title:    Associate

BRIDGECREST CREDIT COMPANY, LLC

By:    /s/ Daniel Gaudreau______________
Name:    Daniel Gaudreau
Title:    Chief Financial Officer

VERVENT INC.

By:    /s/ Louis W. Geibel______________
Name:    Louis W. Geibel
Title:    Executive Vice President

Signature Page to Backup Servicing Agreement
CRVNA 2026-P3
Backup Servicing Agreement

Exhibit A
Information to be Confirmed by the Backup Servicer
1.    The aggregate outstanding balance of the Serviced Receivables at the beginning of the Collection Period
2.    The number and Principal Balance of Delinquent Receivables and Serviced Receivables that became Charged-Off Receivables in the related Collection Period (calculated using the Principal Balance of such Serviced Receivables immediately before they became Charged-Off Receivables) at the close of the Collection Period
3.    The Pool Balance of Serviced Receivables at the close of the Collection Period
4.    The following information, to the extent contained in the Servicer’s Certificate:
a. the aggregate amount of principal distributable to each Class of P&I Notes;
b. the aggregate amount distributable as interest on the related Distribution Date to each Class of P&I Notes;
c. any amounts distributable on the related Distribution Date which are to be paid with funds withdrawn from the Reserve Account and the Class N Reserve Account;
d. the amount to be deposited into Reserve Account and the Specified Reserve Account Balance;
e. the Outstanding Amount and Pool Factor for each Class of P&I Notes;
f. the Class A Interest Carryover Shortfall, the Class B Interest Carryover Shortfall, the Class C Interest Carryover Shortfall, the Class D Interest Carryover Shortfall and the Class N Interest Carryover Shortfall;
g. the Servicing Strip Amount;
h. the Collateral characteristics including APR and term; and
i. the total net loss of the Collection Period.

A-1
CRVNA 2026-P3
Backup Servicing Agreement

Exhibit B
Backup Servicer Compensation
(a)    The ongoing back-up servicing fee shall be $2,750 per month (and $2,383.33 for the first Distribution Date), billed monthly in advance, and payable pursuant to Section 2.7 of the Indenture.
(b)    Pre-approved, reasonable third party expenses incurred by the Backup Servicer in its performance of its duties hereunder, including, but not limited to, expenses incurred for travel for site visits, due diligence and transfer of servicing and payable pursuant to Section 2.7 of the Indenture. Such expenses related to the cost of entering into this Agreement shall be paid by Carvana, LLC.
All payments shall be made via ACH with reference to VCRN C007362.

B-1
CRVNA 2026-P3
Backup Servicing Agreement